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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 27, 2006

                Residential Asset Securitization Trust 2006-A12
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132042-39

                               IndyMac MBS, Inc.
                               -----------------
               (Exact name of the depositor as specified in its
                    charter) Commission File Number of the
                             depositor: 333-132042

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

           Delaware                                    95-4791925
-------------------------------------               ------------------
  (State or Other Jurisdiction                      (I.R.S. Employer
of Incorporation of the depositor)                  Identification No.)

              155 North Lake Avenue
              Pasadena, California                          91101
            -------------------------                   -------------
             (Address of Principal                        (Zip Code)
              Executive Offices)


The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Section 8.

Item 8.01    Other Events.

      On September 27, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A12 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-J (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.



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Section 9. Financial Statements and Exhibits.

           Item 9.01.

          (a) Financial statements of business acquired.

                  Not applicable

          (b) Pro forma financial information.

                  Not applicable.

          (c) Shell company transactions.

                  Not applicable.

          (c) Exhibits:

          99.1. Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Company, IndyMac and the Trustee.







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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INDYMAC MBS, INC.



                                         By:  /s/ Victor H. Woodworth_
                                              ------------------------
                                                Victor H. Woodworth
                                                Vice President



Dated: October 12, 2006


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                                 Exhibit Index

Exhibit


         99.1. Pooling and Servicing Agreement, dated as of September 1, 2006, by and among the Company, IndyMac and the Trustee.

                                 EXHIBIT 99.1

                      The Pooling and Servicing Agreement